Taxes Payable (Tables)	12 Months Ended
Jun. 30, 2021
Income Tax Disclosure [Abstract]
Schedule of taxes payable
	As of June 30,
	2020	2021
Corporate income tax (1)	$1,951,921	$3,632,709
Value-added tax (“VAT”)	421,766	585,979
Related surcharges on VAT payable	406	13,703
	$2,374,093	$4,232,391

(1)	The Company initially expected to settle the unpaid income tax liabilities in May 2021 when the 2020 annual income tax returns were filed with local tax authorities. Due to limited cash on hand in May 2021, however, the Company negotiated with local tax authorities to postpone the payment of income taxes. Accordingly, as of June 30, 2021, the Company had accrued interest of overdue payment of $37,473 for the unsettled corporate income tax according to PRC taxation regulation. As of October 2021, the Company has settled corporate income tax of $404,108 and expects to settle the remaining corporate income tax liabilities within one year.